Exhibit 99.1

Protolabs Reports Financial Results for the Third Quarter of 2025
Record Quarterly Revenue of $135.4 Million, a 7.8% increase Year-Over-Year
GAAP Earnings Per Share of $0.30, Non-GAAP Earnings Per Share of $0.47
MINNEAPOLIS – October 31, 2025 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the third quarter ended September 30, 2025.
Third Quarter 2025 Financial Highlights:
•Revenue was a record $135.4 million, a 7.8% increase compared to revenue of $125.6 million in the third quarter of 2024.
•Revenue fulfilled through digital factories was $105.3 million, a 4.9% increase year-over-year.
•Revenue fulfilled through the Protolabs Network was $30.1 million, a 19.1% increase year-over-year.
•Net income was $7.2 million, or $0.30 per diluted share, compared to $7.2 million, or $0.29 per diluted share, in the third quarter of 2024.
•Non-GAAP net income was $11.4 million, or $0.47 per diluted share, compared to $11.8 million, or $0.47 per diluted share, in the third quarter of 2024. See “Non-GAAP Financial Measures” below.

“Protolabs generated another quarter of accelerated growth and record revenue, supported by strong performance in several key end markets, and a substantial increase in revenue per customer contact. I am very encouraged by the progress we’ve made over the last two quarters—we have significant momentum into year-end," commented President and Chief Executive Officer Suresh Krishna. "While it’s still early, my short time here has strengthened my confidence that our current strategy—delivering high-quality, custom parts throughout the product lifecycle, from prototyping to production—is the right one. Together with our teams, I am focused on accelerating profitable growth, and positioning Protolabs for long-term shareholder value creation."

Dan Schumacher, Chief Financial Officer, added: "Along with record revenue in the quarter, we continued to demonstrate the strength of our business model by expanding adjusted EBITDA as compared to the second quarter of 2025, continuing our best-in-class cash flow generation, and returning capital to shareholders via repurchases of common stock."

Additional Third Quarter 2025 Highlights:
•Customer contact information
◦Protolabs served 21,252 customer contacts during the quarter.
◦Revenue per customer contact increased 14.1% year-over-year to $6,370.
•EBITDA was $17.4 million. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $21.1 million, or 15.6% of revenue. See "Non-GAAP Financial Measures" below.
•We generated $29.1 million in cash from operations.
•Cash and investments balance was $138.4 million as of September 30, 2025.

Fourth Quarter 2025 Outlook

In the fourth quarter of 2025, the Company expects to generate revenue between $125.0 million and $133.0 million.

The Company expects fourth quarter 2025 diluted net income per share between $0.12 and $0.20, and non-GAAP diluted net income per share between $0.30 and $0.38. See "Non-GAAP Financial Measures" below.

Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, CEO transition costs and costs related to exit and disposal activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, CEO transition costs and costs related to exit and disposal activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense, in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, CEO transition costs and costs related to exit and disposal activities (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income and non-GAAP net income per share, in each case, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, CEO transition costs and costs related to exit and disposal activities (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating margin, non-GAAP revenue growth by region and by service line, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends, provide useful measures for period-to-period comparisons of the Company’s business, and in determining executive and senior management incentive compensation. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures exclude significant expenses and income that are required by GAAP to be recorded in our condensed consolidated financial statements and are subject to inherent limitations. Investors should review the reconciliations of non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release.
Conference Call
The Company has scheduled a conference call to discuss its third quarter 2025 financial results and fourth quarter 2025 outlook today, October 31, 2025 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/mp2aa5du/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.
About Protolabs
Protolabs is the world’s fastest manufacturing service enabling companies across every industry to streamline production of quality parts throughout the entire product life cycle. From custom prototyping to end-use production, we support product developers, engineers, and supply chain teams along every phase of their manufacturing journey. Get started now at protolabs.com.

Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.

Investor Relations Contacts:
Protolabs
Ryan Johnsrud, 612-225-4873
Manager – Investor Relations and Corporate Development
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact:
Protolabs
Brent Renneke, 763-479-7704
Marketing Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	September 30, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$104,422	$89,071
Short-term marketable securities	14,817	14,019
Accounts receivable, net	77,790	66,504
Inventory	14,073	12,305
Income taxes receivable	4,681	2,906
Prepaid expenses and other current assets	10,009	10,049
Total current assets	225,792	194,854

Property and equipment, net	211,325	227,263
Goodwill	273,991	273,991
Other intangible assets, net	19,539	21,422
Long-term marketable securities	19,149	17,773
Operating lease assets	2,015	2,993
Finance lease assets	491	692
Other long-term assets	4,553	4,524
Total assets	$756,855	$743,512

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$17,388	$15,504
Accrued compensation	23,268	16,550
Accrued liabilities and other	27,831	19,621
Current operating lease liabilities	890	1,287
Current finance lease liabilities	365	309
Total current liabilities	69,742	53,271

Long-term operating lease liabilities	1,188	1,633
Long-term finance lease liabilities	—	287
Long-term deferred tax liabilities	16,038	13,565
Other long-term liabilities	5,168	4,605

Shareholders' equity	664,719	670,151
Total liabilities and shareholders' equity	$756,855	$743,512

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue
Injection Molding	$47,770	$46,831	$143,908	$148,574
CNC Machining	63,043	53,327	177,831	154,498
3D Printing	20,082	21,437	61,491	64,300
Sheet Metal	4,262	3,743	12,776	11,218
Other Revenue	209	281	628	550
Total Revenue	135,366	125,619	396,634	379,140

Cost of revenue	74,073	68,389	219,869	207,897
Gross profit	61,293	57,230	176,765	171,243

Operating expenses
Marketing and sales	24,574	22,619	73,054	69,070
Research and development	10,705	9,772	32,487	31,600
General and administrative	17,163	16,259	52,763	49,167
Costs related to exit and disposal activities	41	—	151	—
Total operating expenses	52,483	48,650	158,455	149,837
Income from operations	8,810	8,580	18,310	21,406
Other income, net	1,441	1,288	4,600	3,548
Income before income taxes	10,251	9,868	22,910	24,954
Provision for income taxes	3,035	2,679	7,668	7,957
Net income	$7,216	$7,189	$15,242	$16,997

Net income per share:
Basic	$0.30	$0.29	$0.64	$0.67
Diluted	$0.30	$0.29	$0.63	$0.67

Shares used to compute net income per share:
Basic	23,889,157	24,980,536	23,974,054	25,304,985
Diluted	24,191,039	25,022,485	24,249,669	25,382,280

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Operating activities
Net income	$15,242	$16,997
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,693	26,984
Stock-based compensation expense	11,928	12,716
Deferred taxes	2,355	(6,140)
Interest on finance lease obligations	16	26
Loss on impairment of equipment	—	256
Impairments related to exit and closure of facilities	448	—
Loss (gain) on disposal of property and equipment	16	(24)
Other	(179)	103
Changes in operating assets and liabilities	2,534	9,617
Net cash provided by operating activities	58,053	60,535

Investing activities
Purchases of property, equipment and other capital assets	(6,792)	(8,339)
Proceeds from sales of property, equipment and other capital assets	811	34
Purchases of marketable securities	(13,553)	(18,087)
Proceeds from call redemptions and maturities of marketable securities	11,730	15,709
Net cash used in investing activities	(7,804)	(10,683)

Financing activities
Proceeds from issuance of common stock from equity plans	4,195	2,094
Purchases of shares withheld for tax obligations	(3,119)	(1,920)
Repurchases of common stock	(36,732)	(45,958)
Principal repayments of finance lease obligations	(231)	(220)
Net cash used in financing activities	(35,887)	(46,004)
Effect of exchange rate changes on cash and cash equivalents	989	235
Net increase in cash and cash equivalents	15,351	4,083
Cash and cash equivalents, beginning of period	89,071	83,790
Cash and cash equivalents, end of period	$104,422	$87,873

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income and Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, CEO transition costs and costs related to exit and disposal activities
GAAP net income	$7,216	$7,189	$15,242	$16,997
Add back:
Stock-based compensation expense	3,677	4,196	11,928	12,716
Amortization expense	935	888	2,770	2,796
Unrealized (gain) loss on foreign currency	(2)	174	(316)	323
CEO transition costs	14	—	1,376	—
Costs related to exit and disposal activities	41	—	151	—
Total adjustments [1]	4,665	5,258	15,909	15,835
Income tax benefits on adjustments [2]	(500)	(627)	(1,700)	(1,066)
Non-GAAP net income	$11,381	$11,820	$29,451	$31,766

Non-GAAP net income per share:
Basic	$0.48	$0.47	$1.23	$1.26
Diluted	$0.47	$0.47	$1.21	$1.25

Shares used to compute non-GAAP net income per share:
Basic	23,889,157	24,980,536	23,974,054	25,304,985
Diluted	24,191,039	25,022,485	24,249,669	25,382,280

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, CEO transition costs and costs related to exit and disposal activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Cost of revenue	$781	$817	$2,350	$2,428

Marketing and sales	837	727	2,423	2,378
Research and development	764	671	2,124	2,031
General and administrative	2,244	2,869	9,177	8,675
Costs related to exit and disposal activities	41	—	151	—
Total operating expenses	3,886	4,267	13,875	13,084

Other income, net	(2)	174	(316)	323
Total adjustments	$4,665	$5,258	$15,909	$15,835

2For the three and nine months ended September 30, 2025 and 2024, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the respective period.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$135,366	$125,619	$396,634	$379,140
Gross profit	61,293	57,230	176,765	171,243
GAAP gross margin	45.3%	45.6%	44.6%	45.2%
Add back:
Stock-based compensation expense	439	474	1,323	1,401
Amortization expense	342	343	1,027	1,027
Total adjustments	781	817	2,350	2,428
Non-GAAP gross profit	$62,074	$58,047	$179,115	$173,671
Non-GAAP gross margin	45.9%	46.2%	45.2%	45.8%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$135,366	$125,619	$396,634	$379,140
Income from operations	8,810	8,580	18,310	21,406
GAAP operating margin	6.5%	6.8%	4.6%	5.6%
Add back:
Stock-based compensation expense	3,677	4,196	11,928	12,716
Amortization expense	935	888	2,770	2,796
CEO transition costs	14	—	1,376	—
Costs related to exit and disposal activities	41	—	151	—
Total adjustments	4,667	5,084	16,225	15,512
Non-GAAP income from operations	$13,477	$13,664	$34,535	$36,918
Non-GAAP operating margin	10.0%	10.9%	8.7%	9.7%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$135,366	$125,619	$396,634	$379,140
GAAP net income	7,216	7,189	15,242	16,997
GAAP net income margin	5.3%	5.7%	3.8%	4.5%
Add back:
Amortization expense	$935	$888	$2,770	$2,796
Depreciation expense	7,494	8,021	22,923	24,188
Interest income, net	(1,281)	(1,287)	(3,532)	(3,548)
Provision for income taxes	3,035	2,679	7,668	7,957
EBITDA	17,399	17,490	45,071	48,390
EBITDA Margin	12.9%	13.9%	11.4%	12.8%
Add back:
Stock-based compensation expense	3,677	4,196	11,928	12,716
Unrealized (gain) loss on foreign currency	(2)	174	(316)	323
CEO transition costs	14	—	1,376	—
Costs related to exit and disposal activities	41	—	151	—
Total adjustments	3,730	4,370	13,139	13,039
Adjusted EBITDA	$21,129	$21,860	$58,210	$61,429
Adjusted EBITDA Margin	15.6%	17.4%	14.7%	16.2%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2025			Three Months Ended September 30, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$109,361	$—	$109,361	$99,571	9.8%	9.8%
Europe	26,005	(1,226)	24,779	26,048	(0.2)	(4.9)
Total revenue	$135,366	$(1,226)	$134,140	$125,619	7.8%	6.8%

	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$320,340	$—	$320,340	$299,593	6.9%	6.9%
Europe	76,294	(2,055)	74,239	79,547	(4.1%)	(6.7%)
Total revenue	$396,634	$(2,055)	$394,579	$379,140	4.6%	4.1%

1Revenue for the three and nine months ended September 30, 2025 has been recalculated using 2024 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2024 to GAAP revenue for the three and nine months ended September 30, 2025.
3This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2024 to non-GAAP revenue for the three and nine months ended September 30, 2025 (as recalculated using the foreign currency exchange rates in effect during the three and nine months ended September 30, 2024) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2025			Three Months Ended September 30, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$47,770	$(358)	$47,412	$46,831	2.0%	1.2%
CNC Machining	63,043	(667)	62,376	53,327	18.2	17.0
3D Printing	20,082	(174)	19,908	21,437	(6.3)	(7.1)
Sheet Metal	4,262	(23)	4,239	3,743	13.9	13.3
Other Revenue	209	(4)	205	281	(25.6)	(27.0)
Total revenue	$135,366	$(1,226)	$134,140	$125,619	7.8%	6.8%

	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$143,908	$(706)	$143,202	$148,574	(3.1%)	(3.6%)
CNC Machining	177,831	(981)	176,850	154,498	15.1	14.5
3D Printing	61,491	(336)	61,155	64,300	(4.4)	(4.9)
Sheet Metal	12,776	(30)	12,746	11,218	13.9	13.6
Other Revenue	628	(2)	626	550	14.2	13.8
Total revenue	$396,634	$(2,055)	$394,579	$379,140	4.6%	4.1%

1Revenue for the three and nine months ended September 30, 2025 has been recalculated using 2024 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2024 to GAAP revenue for the three and nine months ended September 30, 2025.
3This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2024 to non-GAAP revenue for the three and nine months ended September 30, 2025 (as recalculated using the foreign currency exchange rates in effect during the three and nine months ended September 30, 2024) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(In thousands, except customer contacts and per customer contact amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$135,366	$125,619	$396,634	$379,140
Customer contacts	21,252	22,511	41,873	43,671
Revenue per customer contact[1]	$6,370	$5,580	$9,472	$8,682

1Revenue per customer contact is calculated using the revenue recognized during the respective period divided by the actual number of customer contacts served during the same period. Customer contacts are product developers, engineers, procurement and supply chain professionals and other individuals who place an order, and that order is shipped and invoiced during the period. The Company believes revenue per customer contact is useful to investors in evaluating the underlying business trends and ongoing operating performance of the Company.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(Unaudited)

	Q4 2025 Outlook
	Low	High
GAAP diluted net income per share	$0.12	$0.20
Add back:
Stock-based compensation expense	0.14	0.14
Amortization expense	0.03	0.03
Unrealized (gain) loss on foreign currency	0.00	0.00
Total adjustments	0.18	0.18
Non-GAAP diluted net income per share	$0.30	$0.38